Exhibit 99.1

Harnessing the Human Memory B Cell Response To Develop Antibody - Based Therapeutics September 21, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com Copyright © 2021 Immunome, Inc. All rights reserved.

2 Disclaimers and Forward - Looking Statements This presentation includes certain disclosures that contain “forward - looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding our beliefs and expectations regarding the advancement of our oncology and COVID - 19 therapeutic antibody programs, execution of our regulatory, clinical and strategic plans, anticipated upcoming milestones for IMM - BCP - 01 and IMM - ONC - 01, including expectations regarding therapeutic potential and benefits thereof, and IND filings. Forward - looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek,” “potential” and similar expressions. Forward - looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID - 19 pandemic on our business, operations, strategy, goals and anticipated milestones; our ability to execute on our strategy with respect to our R&D efforts, IND submissions and other regulatory filings, timing of these filings and governmental authority feedback regarding the same, initiation of clinical studies, generation of clinical data and other anticipated milestones as and when anticipated; the effectiveness of our product candidates, including the possibility that further preclinical data and any clinical trial data may be inconsistent with the data used for advancing the product candidates; our ability to fund operations; our reliance on vendors; the competitive landscape; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in our Annual Report on Form 10 - K filed with the United States Securities and Exchange Commission (SEC) on March 25, 2021, and elsewhere in our filings and reports with the SEC. Forward - looking statements contained in this document are made as of this date, and we undertake no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law. This document may contain product names, trade names, trademarks and service marks of the Company and of other organizations, of which are the properties of their respective owners. Statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this presentation, including independent market research, industry publications and surveys, governmental agencies and publicly available information. While we believe that information provides a reasonable basis for these statements, it may be limited or incomplete and we may have not independently verified it. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review or verification of, all relevant information. We may make statements about estimated dates for milestones related to our programs. Estimates involve risks and uncertainties and are subject to change based on various factors and evolution over time. In this presentation and oral commentary, we may discuss our current and potential future product candidates that have not yet undergone clinical trials or been approved for marketing by the U.S. Food and Drug Administration or other governmental authority. No representation is made as to the safety or effectiveness of these current or potential future product candidates for the use for which such product candidates are being studied. This presentation does not constitute an offering of securities of any kind.

Experienced Management Team Copyright © 2021 Immunome, Inc. All rights reserved. 3 Purnanand Sarma, PhD President & CEO Corleen Roche Chief Financial Officer Mike Morin, PhD Chief Scientist Sandra Stoneman, Esq. Chief Legal Officer Dennis Giesing, PhD Chief Development Officer Matthew Robinson, PhD SVP, Research & Development Former CEO of Taris Biomedical Sold to Johnson & Johnson in 2019 Former US CFO Biogen Former CFO, Global Vaccines, Wyeth/Pfizer Former Partner at Duane Morris Life Sciences practice group leader Former CSO at Taris Biomedical Led BARDA funded pandemic flu program at MediVector Oversaw cancer, immunology and anti - bacterial drug discovery at Pfizer Antibody Structure Function Expert formerly at Fox Chase Cancer Center

IMM - BCP - 01 Treatment of COVID - 19 • Three antibody cocktail • Binds to three non - overlapping regions of the spike protein • ACE2 and Non ACE2 dependent neutralization • Potent Effector Function – potential for viral clearance 4 Copyright © 2021 Immunome, Inc. All rights reserved. IMM - ONC - 01 Treatment of Solid Tumors: Targeting IL - 38 • Reverses IL - 38 induced dampening of anti - tumor immunity • IL38 is a novel innate immune checkpoint • Potential indications include Lung, Head & Neck, Melanoma • Multiple target rich areas of cancer biology - Membrane Dynamics/Exosomes - Antibody Drug Conjugates (ADCs) • Anti - infectives - Rapid Response to new infections/outbreaks ADVANCING CLINICAL PROGRAMS ROBUST PIPELINE IND Submission Q4 2021 Topline Data H1 2022 IND submission Q1 2022 Potential for multiple new programs and partnerships Immunome “At A Glance” Proprietary Discovery Engine Rapid, Unbiased Interrogation of Patient Memory B Cells Applicable Across Multiple Therapeutic Areas

Immunome Development Pipeline and Anticipated Key Milestones ANTI - INFECTIVES TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM - BCP - 01 Three SARS - CoV - 2 Epitopes Three antibody cocktail IND filing Q4 2021 ONCOLOGY TARGET PRODUCT CANDIDATE DESCRIPTION DISCOVERY PRECLINICAL ANTICIPATED MILESTONE IMM - ONC - 01 IL - 38 Anti IL - 38 antibody IND filing Q1 2022 Copyright © 2021 Immunome, Inc. All rights reserved. 5

6 Copyright © 2021 Immunome, Inc. All rights reserved. Proprietary Discovery Engine Memory B cells: The Most Educated Components of Human Immune System We see Disease Through the Lens of a B cell Antibody Screening Deep, multiplexed interrogation of patient memory B cell responses Patient Response Capture memory B cells from cancer or infectious disease patients Antibody Validation Definitive target identification and characterization of antibody - target interactions Therapeutic Output Unique therapeutic antibody - target pairs Patient Sampling Ongoing access to new and diverse patient memory B cells to feed the engine

Infectious Diseases Copyright © 2021 Immunome, Inc. All rights reserved. Collaboration with U.S. DoD awarded up to $17.6M in funding

COVID - Summary Current COVID Vaccines and Antibody Therapeutics Not Sufficient • Breakthrough infections despite vaccine use 1 • FDA Emergency Use Authorization of antibody therapeutics for treatment of mild to moderate COVID - 19 2 • First - generation antibody therapeutics developed based on virus neutralization to treat COVID - 19 3 IMM - BCP - 01 Preclinical Testing Shows Potential to Change Standard of Care • Three antibody cocktail with multi - modal action » Strong viral neutralization and clearance in vitro » Retains potency against key mutations, and all present CDC variants of concern (VOCs) » Preclinical potency suggests potential for non - intravenous dosing in humans » IND submission patient dosing anticipated in Q4 2021. Topline data in H1 2022. ~$10BN addressable COVID antibody market (U.S. and EU) Copyright © 2021 Immunome, Inc. All rights reserved. 8 1. https://www.cdc.gov/coronavirus/2019 - ncov/vaccines/effectiveness/why - measure - effectiveness/breakthrough - cases.html 2. https://www.fda.gov/emergency - preparedness - and - response/mcm - legal - regulatory - and - policy - framework/emergency - use - authorization#co viddrugs 3. Hansen et al https://www.science.org/doi/epdf/10.1126/science.abd0827 ; Jones et al DOI: 10.1126/scitranslmed.abf1906

COVID - 19 Vaccines Are Effective, But Not Sufficient CDC Website Statistics (8/30/2021) • 173.8M people fully vaccinated » 52.4% fully vaccinated (61.3% of population >12) • However new variants driving resurgence of cases and deaths Pfizer Vaccine AstraZeneca Vaccine • Vaccines targeting original strain elicit reduced levels of antibodies capable of neutralizing emerging variants 1 » VOCs evading antibodies against immunodominant epitopes • Infections rising in Western countries despite high vaccination rates due to Delta variant Resistant Variants ED50 = Neutralization titer Planas et al Nature 596, 276 - 280 (2021) https://doi.org/10.1038/s41586 - 021 - 03777 - 9 Copyright © 2021 Immunome, Inc. All rights reserved. 9

U.S. COVID Surge Continues to Lead to Severe Disease COVID Surges Despite >50% of U.S. Fully Vaccinated » Approximately 1,500 deaths per day » Cases driven by: • Vaccinated but high risk: • Elderly • Underlying conditions • Immunocompromised • Unvaccinated New Infections Deaths 7 - Day Average 7 - Day Average Daily New Infections Daily Deaths Emerging Variants Driving Resurgence in Infection Rates and Deaths Source: www.ourworldindata.org 2019 2019 2021 2021 Copyright © 2021 Immunome, Inc. All rights reserved. 10

New Infections Deaths 11 Israel Surging Despite Highest COVID - 19 Vaccination Rate in the World Copyright © 2021 Immunome, Inc. All rights reserved. COVID - 19 Will Likely Remain Endemic & Specific Populations Will Continue to be at Risk 7 - Day Average Daily New Infections 2019 Source: www.ourworldindata.org Source: www.ourworldindata.org 2021 7 - Day Average Daily Deaths 2019 2021

COVID - 19 Therapeutics Will Remain Critical Variants will likely continue to emerge, and may rapidly change the landscape » Delta variant encompasses >99% of all U.S. cases since discovery in April ‘21 » Eta, Iota, Kappa, and Lambda variants are a growing concern Evidence of decreased vaccine coverage against variants » Increased breakthrough infection rates and transmission Large populations will likely need therapeutic intervention » Unvaccinated population » High risk patients who do not derive benefit from vaccines • ~3% (9M) of U.S. population Immunocompromised » Vaccinated patients with breakthrough infections Copyright © 2021 Immunome, Inc. All rights reserved. 12 https://covid.cdc.gov/covid - data - tracker/#variant - proportions

Three Antibody Cocktail has Multiple Points of Attack and Multiple Mechanisms of Action » Susceptible to viral escape, Lilly antibody temporarily withdrawn » Plateau of clinical benefit with escalated dose Based on our current beliefs/opinions about selected publicly available preclinical data for other products and programs relative to IMM - BCP - 01 IMM - BCP - 01 Regen - CoV Sotrovimab ADG20 AZD7442 Bamlanivimab & Etesevimab Viral Clearance Non ACE2 Dependent Neutralization In vivo Potency ACE2 Dependent Neutralization Copyright © 2021 Immunome, Inc. All rights reserved. 13 » Some engineered out ability to induce viral clearance » FDA approval for treatment of mild to moderate COVID - 19 Despite Limitations, First Generation Antibodies Commercially Successful

Immunome’s Approach Optimized for Ideal Target Profile • Preclinical potency suggests efficacious dose may allow for non - Intravenous dosing • Preclinical evidence of ACE dependent and non - dependent action; three different epitopes. Synergy against variants of concern. Clearance by phagocytosis and complement fixation • Potent reduction in lung viral load in SARS - CoV - 2 infected hamsters • Three antibodies directed at non - overlapping/ conserved epitopes provide broad coverage Broad Activity Across Variants Potent In Vivo Activity Unique Multimodal MOA Easy to Use Copyright © 2021 Immunome, Inc. All rights reserved. 14

IMM - BCP - 01: Mimics the Body’s Natural Response Leverages Unique and Cryptic Epitopes EPITOPE 1: IMM20253 (Non - ACE2 Dependent) • Broadly conserved across all SARS - CoV - 2 strains and other Beta coronaviruses • Novel mechanism. Antibody exhibits non ACE2 dependent neutralization EPITOPE 2: IMM20184 (ACE2 Dependent) • Broadly conserved epitope across SARS - CoV - 2 strains • Antibody exhibits an avidity - based binding mechanism EPITOPE 3: IMM20190 (ACE2 Dependent) • Antibody is a potent ACE2 competitor • A composite epitope involving the receptor binding ridge and an area adjacent to the receptor binding loop Three antibody cocktail exhibits potent synergy Copyright © 2021 Immunome, Inc. All rights reserved. 15

Sotrovimab (EUA Approved at 500 mg Dose) IMM - BCP - 01 16 Superior Preclinical Efficacy and Prophylactic Dose Response vs Sotrovimab Copyright © 2021 Immunome, Inc. All rights reserved. Cathcart , A.L et al BioRxiv 2021.03.09.434607 WT Strain • Prophylactic setting (Day - 2) in infected hamsters • ~ 1.5 - log clearance at 5mg/kg • Dose response, however, appears to plateau at 5 mg/kg • Increasing to 15 mg/kg does not provide better efficacy • Treatment setting in infected hamsters • ~3 log clearance at 3 mg/kg • Preclinical potency suggests potential for non - intravenous dosing in humans REF (WA1/2020)

Copyright © 2021 Immunome, Inc. All rights reserved. 17 IMM - BCP - 01 Neutralizes all CDC Variants of Concern in Pseudovirus Testing • Alpha, Beta, Gamma, Delta » CDC Variants of Concern (as of 09/20/2021) • Emerging Variants » Delta Plus, Lambda • US and European reference strains, USA - WA1/2020 and BavPat1/2020 • Activity maintained over 20 single point and complex mutations Neutralization Across Multiple Variants Potent Neutralization of Delta Variant (B.1.617.2)

• Immunocompromised patients exhibit prolonged viral load • Prolonged infection leads to emerging resistant variants Viral Clearance is Important, Especially in Immunocompromised Patients Caillard , S., Benotmane , I., Vargas, G. G., Perrin, P., & Fafi - Kremer, S. (2021). SARS - CoV - 2 viral dynamics in immunocompromised patients. American Journal of Transplantation , 21 (4), 1667 – 1669. https://doi.org/10.1111/ajt.16353 Copyright © 2021 Immunome, Inc. All rights reserved. 18

3 5 IND Filing Q4 2021 Phase 1b FIP Study Dose Ranging • Placebo - controlled • Safety, PK, Immunogenicity Potential Phase 1b Extension in Special Population • Treatment and prophylaxis • Safety, PK, viral load Phase 2 Potential Registration Study H2 2022 Copyright © 2021 Immunome, Inc. All rights reserved. 19 IMM - BCP - 01 Clinical Development Plan

COVID Antibody Market REGENERON $2.6B IN 2Q 2021 ADAGIO $3 - 4B ANALYST PROJECTED PEAK SALES * Addressable Patients • High Risk Vaccinated Patients with Breakthrough Infection • High Risk Unvaccinated Patients • Immunocompromised Patients (~9M in the US), Including: » Transplant » HIV » Chemotherapy • Additional High Risk Patients, Including: » Diabetes » >65 years of age » Cerebrovascular disease » Chronic kidney disease » COPD/Lung diseases Pregnancy and Recent Pregnancy GSK/VIR EU Commission 220K Doses *Jefferies Equity Research Aug 31, 2021 ~$ 10 B COVID Antibody Market Copyright © 2021 Immunome, Inc. All rights reserved. 20

Oncology • RESEARCH & DEVELOPMENT Copyright © 2021 Immunome, Inc. All rights reserved.

Oncology - Summary Highly disruptive platform discovering novel targets based on function - based interrogation of patient memory B - cell response to tumors • Broad, deep and unbiased interrogation • Operating at industrial scale; ~1300 hits, >50 novel targets/antibodies to - date • Platform highlighting disease relevant functional clusters IND filing for lead program (IMM - ONC - 01) expected Q1 2022 • Targets IL - 38 a novel, innate immune checkpoint which dampens anti - tumor immunity • Preclinical data validates mechanism; pre - clinical efficacy demonstrated as a single agent • High expression observed in multiple cancers, notably head & neck, lung and melanoma Rich Pipeline with potential for proprietary and partnership opportunities in research/lead development stage • Novel targets with potential to enable multiple ADC opportunities • Target rich areas of novel cancer biology (e.g. exosome targeting) Copyright © 2021 Immunome, Inc. All rights reserved. 22

Novel Targets Antibodies From Patient Memory B - cells Can Reveal Novel Therapeutic Targets Tumor Tumor killing Tumor Antigen Immune Response Antibody Control Exosome T cells activation Angiogenesis Metabolism Recruitment Mutation Post - translational modification Mis - localization Oncovirus Myeloid cells activation T cell B cell Macrophage DC Fibroblast Growth signaling Mechanism Copyright © 2021 Immunome, Inc. All rights reserved. 23

24 Novel Insights from Discovery Engine 1. Adv Clin Chem. 2016;74:103 - 41.DOI: 10.1016/bs.acc.2015.12.005 2. Mol Cancer. 2019 Oct 23;18(1):146. doi : 10.1186/s12943 - 019 - 1074 - 3 3. Including some commercially - validated targets such as ERBB2 Provides Critical Insights Into Cancer Biology Such As: • Membrane dynamics • Exosome control of the tumor microenvironment 1 - 2 • Novel immune checkpoints that serve as functional, tumor - derived inhibitors of immunity CONFIDENTIAL – FOR INTERNAL USE ONLY Systematic Mining of Antibodies Reveal Disease Relevant Functional Clusters 300,000 HYBRIDOMAS 1,300 HITS >50 ANTIBODY / ANTIGEN PAIRS 3 A Highly Productive Platform Immune Modulation Novel Targets Discovery Engine Extracellular Matrix

Immunome Oncology R&D Pipeline Targets Identified From Patient Antibodies Program Novel Immune Modulators Potential Cancers of Relevance Stage/Format IMM - ONC - 01 (Anti - IL - 38) Neutralize apoptotic tumor cells derived IL - 38; recruit and activate immune cells Lung, head and neck, melanoma, and prostate Development / mAb Program Membrane Dynamics, Exosomes Potential Cancers of Relevance Stage/Format IMM20059 Block PD - L1 on exosomes expressing novel target ; reactivate exhausted anti - tumor T cells PD - L1 resistant melanoma and prostate Lead ID / Bi - specific Program Tumor Targeting Potential Cancers of Relevance Stage IMM20326 Direct killing of tumors expressing target on surface Chemoresistant HCC, NSCLC and ovarian Lead ID / ADC IMM20065 Direct killing of tumors expressing target on surface Lung, cervical, CRC, breast Research / ADC Target Research Lead Identification Lead Optimization Pre - clinical Target Research Lead Identification Target Research Lead Identification Target Research Copyright © 2021 Immunome, Inc. All rights reserved. 25

IL - 38: A Novel Oncology Target IL - 38 Dampens Innate Anti - Tumor Immunity • IL - 38 is an IL - 1 cytokine family member, but most closely resembles the natural antagonists of the family (IL - 1Ra and IL - 36a) ANTAGONISTS AGONISTS IL36 a IL36 b IL36 g IL36Ra IL38 Autoimmunity Immune Suppression Typical Inflammatory Anti - tumor Response PD - 1/PD - L1 IL - 38 1 • IL - 38 inhibits infiltration & pro - inflammatory activity of innate immune cells (e.g., M Φ, γδ T cells, DCs) • IL - 38 inhibits innate immune responses by dendritic cell precursors, macrophages IL - 38 B Cell Activated T Cell Dendritic Cell Macrophage Tumor Exhausted T Cell Productive Immune Response Immune Desert Pre - Inflamed Inflamed Exhausted Tumor Microenvironment Copyright © 2021 Immunome, Inc. All rights reserved. 26

• IL - 38 secretion associated with apoptotic cell death 1 • Acts during tissue damage to limit unwanted immune activation 2 • Tumor cells secrete IL - 38 during apoptosis in vitro • Rational combination with chemotherapies that induce apoptosis in tumors Clinical Consequences of IL - 38 Expression M e d i a 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 h 4 h 1 6 h 0 1000 2000 3000 4000 5000 I L - 3 8 ( p g / m L ) 786O HuH7 MDA MB231 SKMEL28 SKOV3A549 1. Mora et al, 2016. J. Cell Mol. Cell Biol. 2016;8 (5):426 2. Wei et al. J. Cell Mol. Med. 2016;00 :1 Immunome Data Potential for IL - 38 Combination Studies with Existing Therapies Copyright © 2021 Immunome, Inc. All rights reserved. 27 Inverse relationship between IL - 38 expression and immune cell infiltration in tumors

IL - 38 is Expressed in Multiple Tumors of High Unmet Medical Need Immunome Data - IL - 38 Expression in Primary Patient Tumors Confirmed by IHC IL - 38 Expression in Solid Tumors IL - 38 is expressed in Multiple Tumors of High Unmet Medical Need Head & Neck Lung, Squamous Esophagus Cervix Prostate Bladder Skin Lung, Adeno 23% 53% 41% 48% 25% 14% 30% 9% Immunome analysis of the Cancer Genome Atlas (TCGA) data from Firehouse Legacy dataset Melanoma Isotype Control Anti - IL - 38 (H127C) Lung Cancer Copyright © 2021 Immunome, Inc. All rights reserved. 28

Demonstration of Anti - Tumor Activity (B16F10 Model) Induction of Anti - Tumor Memory (EMT6 Model) • Immunologically cold tumor model • IMM - ONC - 01 equivalent to best in class I/O (anti - CTLA4) in this model • ~40% response rate upon treatment with IMM - ONC - 01 • Animals with complete cures resistant to tumor re - challenge • Strongly suggests immunological memory • Consistent with indirect effect on T cells IMM - ONC - 01 5 10 15 20 25 0 500 1000 Study Day M e a n T u m o r V o l u m e ± S E M ( m m 3 ) 1333-103G EMT6 Re-challenge: Mean TV Untreated control (n=5) Anti-CTLA4 (n=4) CD1M3 (n=4) Vehicle control Anti - mCTLA4 IMM - ONC - 01 Isotype IMM - ONC - 01 50 20 50 mg/Kg Blocking IL - 38 Leads to Tumor Control in Two Different Tumor Models Copyright © 2021 Immunome, Inc. All rights reserved. 29

• IL - 38 is a novel checkpoint in the innate immune system • Targeting IL - 38 using IMM - ONC - 01 expected to boost anti - tumor immunity • Preclinical research confirms the mechanism of action, and demonstrates efficacy, even as a monotherapy » Potential indications include lung, head and neck, melanoma and prostate • IND filing anticipated in Q1 2022 IMM - ONC - 01 is a Novel Antibody Candidate Targeting IL - 38 IMM - ONC - 01 Program Summary – Modulating Innate Anti - Tumor Immunity huIgG (PDB 1HZH) 1 1. Crystal Structure: Research Collaboratory for Structural Bioinformatics Protein Data Bank (rcsb.org): PDB 1HZH Copyright © 2021 Immunome, Inc. All rights reserved. 30

IMM - BCP - 01 Treatment of COVID - 19 • Three antibody cocktail • Binds to three non - overlapping regions of the spike protein • ACE2 and Non ACE2 dependent neutralization • Potent Effector Function – potential for viral clearance 31 Copyright © 2021 Immunome, Inc. All rights reserved. IMM - ONC - 01 Treatment of Solid Tumors: Targeting IL - 38 • Reverses IL - 38 induced dampening of anti - tumor immunity • IL - 38 is a novel innate immune checkpoint • Potential indications include Lung, Head & Neck, Melanoma • Multiple target rich areas of cancer biology - Membrane Dynamics/Exosomes - Antibody Drug Conjugates (ADCs) • Anti - infectives - Rapid Response to new infections/outbreaks ADVANCING CLINICAL PROGRAMS ROBUST PIPELINE IND Submission Q4 2021 Topline Data H1 2022 IND submission Q1 2022 Potential for multiple new programs and partnerships Immunome “At A Glance” Proprietary Discovery Engine Rapid, Unbiased Interrogation of Patient Memory B Cells Applicable Across Multiple Therapeutic Areas

Thank You September 21, 2021 Immunome, Inc. 665 Stockton Drive, Suite 300 | Exton, PA 19341 610.321.3700 | www.immunome.com